Eaton Vance

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

Your vote is important no matter how many shares you own. **Please take the time to read the proxy statement and cast your vote today!**

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PROXY VOTING OPTIONS

1. **Mail** your signed, dated and voted proxy back in the postage paid envelope provided.

2. **ONLINE** at **proxyonline.com** using your proxy control number found below.

3. By **PHONE** when you dial toll-free **1-888-227-9349** to reach an automated touchtone voting line.

4. By **PHONE** with a live operator when you call toll-free **1-888-628-1041** Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

CONTROL NUMBER: 123456789012

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 12, 2018

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Multi-Strategy Absolute Return Fund ("the Fund"), hereby appoints DAN A. MAALOULY, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at Two International Place, Boston, Massachusetts 02110, on Friday, October 12, 2018 at 2:00 p.m., Eastern Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

If you have any questions about how to vote or about the Special Meeting of Shareholders, please call toll-free 1-888-628-1041. Representatives are available to assist you Monday through Friday, 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be held on Friday, October 12, 2018. The Notice of Special Meeting of Shareholders, the combined Proxy Statement/Prospectus and Proxy Card are available on the Eaton Vance website at http://www.eatonvance.com/funddocuments.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EATON VANCE MULTI-STRATEGY ABSOLUTE RETURN FUND

PROXY CARD

Your signature is required for your vote to be counted.

Please sign exactly as name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

TITLE IF A CORPORATION, PARTNERSHIP OR OTHER ENTITY

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. **IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.** THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.

To vote, mark one box in blue or black ink. Example: ●

THE BOARD OF TRUSTEES RECOMMENDS A VOTE **FOR** THE FOLLOWING PROPOSALS:

	FOR	AGAINST	ABSTAIN
1. To approve the Agreement and Plan of Reorganization to reorganize Eaton Vance Multi-Strategy Absolute Return Fund, a series of Eaton Vance Mutual Funds Trust (the "Trust") into Eaton Vance Short Duration Strategic Income Fund, a series of the Trust, as described in the accompanying Proxy Statement/Prospectus.	O	O	O
2. To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.	O	O	O

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. IF YOU PLAN ON RETURNING THIS PROXY, PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

THANK YOU FOR YOUR CONSIDERATION AND VOTING.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]